EXHIBIT 99.1

Contact:	Investor Contact: Tom Fitzsimmons, tom.fitzsimmons@avid.com, 978-640-3346
Media Contact: Michele Perry, michele.perry@avid.com , 978-640-5113

Avid Announces Results for Second Quarter

BURLINGTON, Mass., July 21, 2011 — Avid® (NASDAQ: AVID) today reported revenues of $161.3 million for the three-month period ended June 30, 2011, compared to $162.2 million for the same period in 2010. The GAAP net loss for the second quarter was $11.9 million, or $0.31 per share, compared to a GAAP net loss of $12.9 million, or $0.34 per share, in the second quarter of 2010.

The GAAP net loss for the second quarter of 2011 and 2010 included amortization of intangible assets, stock-based compensation, loss on asset sales, a legal settlement, acquisition-related costs, restructuring recoveries and charges and related tax adjustments collectively totaling $8.0 million and $10.9 million, respectively. Excluding these items, the non-GAAP net loss for the second quarter of 2011 was $3.9 million, or $0.10 per share, compared to a non-GAAP net loss of $2.0 million, or $0.05 per share, for the second quarter of 2010.

"While Q2 was difficult, I believe our business is sound,” said Gary Greenfield, chairman and CEO at Avid.  “Our customer focus is unwavering and I believe we’ll succeed by continuing to listen to them and responding with innovative, open tools to help video and audio professionals and enthusiasts around the world create great content they can distribute anywhere, anytime.”

Revenues for the six-month period ended June 30, 2011 were $327.7 million, compared to revenues of $318.1 million for the same period in 2010. The GAAP net loss for the first six months of 2011 was $17.0 million, or $0.44 per share, compared to a GAAP net loss of $26.4 million, or $0.70 per share, for the same period in 2010. The GAAP net loss for the six-month period ended June 30, 2011 included $12.2 million of amortization of intangible assets, stock-based compensation, net restructuring recoveries, loss on asset sales, a legal settlement, acquisition-related costs and related tax adjustments. Excluding these items, the non-GAAP net loss was $4.8 million, or $0.12 per share, for the first half of 2011.  The GAAP net loss for the six-month period ended June 30, 2010 included $19.8 million of amortization of intangible assets, stock-based compensation, restructuring charges, acquisition-related costs and related tax adjustments. Excluding these items, the non-GAAP net loss was $6.6 million, or $0.17 per share, for the first half of 2010.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

Conference Call
A conference call to discuss Avid’s second quarter 2011 financial results will be held today, July 21, 2011 at 4:30 p.m. ET. The call will be open to the public and can be accessed by dialing 719.457.2617 and referencing confirmation code 4569475. The call and subsequent replay will also be available on Avid’s website. To listen via this alternative, go to the Investors tab at www.avid.com for complete details prior to the start of the conference call.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  The reconciliation of the GAAP to non-GAAP financial measures that we provide is in the tables attached to this press release.

Management considers both GAAP and non-GAAP financial results in managing our business.  Non-GAAP financial measures are used internally, for example, in establishing annual operating budgets, in assessing operating performance and for measuring performance under incentive compensation plans. Non-GAAP financial measures are also used in operating and financial decision-making because we believe these measures reflect our ongoing business and allow meaningful period-to-period comparisons. We believe it is useful for investors and others to also review both GAAP and non-GAAP measures in order to understand and evaluate our current operating performance and future prospects in the same manner as management and to compare in a consistent manner the company’s current financial results with past financial performance. The primary limitations associated with our use of non-GAAP financial measures are that they may not include all items of income and expense that affect our operations and that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net loss, do not have  standardized meanings.  Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies.   We seek to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Use of Forward-Looking Statements
The contents of this release are subject to the completion and filing of our Quarterly Report on Form 10-Q. This release includes forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Statements in this press release that relate to future results or events are forward-looking statements and are based on Avid’s current estimates and assumptions.  Forward-looking statements may be identified by the use of forward-looking words, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “feel,” “should,” “will,” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: Avid’s ability to execute on its corporate strategy and meet customer needs, including the ability to produce innovative products in response to changing market demand; general economic conditions and conditions within the rapidly evolving media industry specifically; competitive factors; fluctuations in Avid’s revenues, based on, among other things, Avid’s performance in particular geographies; and other risk factors and uncertainties disclosed previously and from time to time in Avid’s filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid’s estimates only as of today and should not be relied upon as representing the company’s estimates as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimates change.

About Avid
Avid creates the digital audio and video technology used to make the most listened to, most watched and most loved media in the world – from the most prestigious and award-winning feature films, music recordings, television shows, live concert tours and news broadcasts, to music and movies made at home. Some of Avid’s most influential and pioneering solutions include Media Composer®, Pro Tools®, Interplay®, ISIS®, VENUE, Oxygen 8, Sibelius®, System 5, and Pinnacle Studio™. For more information about Avid solutions and services, visit www.avid.com, del.icio.us, Flickr, Twitter and YouTube; connect with Avid on Facebook; or subscribe to Avid Industry Buzz.

© 2011 Avid Technology, Inc. All rights reserved. Avid, the Avid Logo, Interplay, ISIS, Media Composer, Pinnacle Studio, Pro Tools and Sibelius are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of Interplay Entertainment Corp., which bears no responsibility for Avid products. All other trademarks are the property of their respective owners.

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net revenues:
Products	$129,190	$134,134	$266,525	$262,813
Services	32,154	28,026	61,142	55,303
Total net revenues	161,344	162,160	327,667	318,116

Cost of revenues:
Products	62,964	65,837	127,615	129,106
Services	15,312	13,139	29,699	27,179
Amortization of intangible assets	685	946	1,351	1,912
Total cost of revenues	78,961	79,922	158,665	158,197

Gross profit	82,383	82,238	169,002	159,919

Operating expenses:
Research and development	30,453	30,268	60,426	60,419
Marketing and selling	46,052	44,474	90,862	86,220
General and administrative	14,920	13,879	30,218	28,481
Amortization of intangible assets	2,161	2,417	4,306	5,274
Restructuring and other (recoveries) costs, net	(163)	4,007	(2,379)	5,347
Loss on sales of assets	597	-	597	-
Total operating expenses	94,020	95,045	184,030	185,741

Operating loss	(11,637)	(12,807)	(15,028)	(25,822)

Interest and other income (expense), net	(768)	(102)	(1,068)	(102)
Loss before income taxes	(12,405)	(12,909)	(16,096)	(25,924)

(Benefit from) provision for income taxes, net	(543)	(3)	883	464

Net loss	($11,862)	($12,906)	($16,979)	($26,388)

Net loss per common share - basic and diluted	($0.31)	($0.34)	($0.44)	($0.70)

Weighted-average common shares outstanding - basic and diluted	38,413	37,909	38,323	37,714

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

	Three Months Ended June 30, 2011

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	Benefit	Loss
GAAP	$82,383	$94,020	($11,637)	($543)	($11,862)

Amortization of intangible assets	685	(2,161)	2,846		2,846
Restructuring recoveries, net		163	(163)		(163)
Acquisition-related costs (a)		(200)	200		200
Legal settlement (a)		(192)	192		192
Loss on sales of assets		(597)	597		597
Tax adjustment				245	(245)
Stock-based compensation included in:
Cost of products revenues	110		110		110
Cost of services revenues	277		277		277
Research and development expenses		(427)	427		427
Marketing and selling expenses		(1,356)	1,356		1,356
General and administrative expenses		(2,355)	2,355		2,355

Non-GAAP	$83,455	$86,895	($3,440)	($298)	($3,910)

Weighted-average shares outstanding - diluted					38,413

Non-GAAP net income per share - diluted					($0.10)

	Three Months Ended June 30, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	(Benefit) Provision	Loss
GAAP	$82,238	$95,045	($12,807)	($3)	($12,906)

Amortization of intangible assets	946	(2,417)	3,363		3,363
Restructuring and other costs, net		(4,007)	4,007		4,007
Acquisition-related costs (a)		(83)	83		83
Tax adjustment				171	(171)
Stock-based compensation included in:
Cost of products revenues	197		197		197
Cost of services revenues	282		282		282
Research and development expenses		(547)	547		547
Marketing and selling expenses		(1,107)	1,107		1,107
General and administrative expenses		(1,531)	1,531		1,531

Non-GAAP	$83,663	$85,353	($1,690)	$168	($1,960)

Weighted-average shares outstanding - diluted					37,909

Non-GAAP net loss per share - diluted					($0.05)

(a)	Represents costs included in general and administrative expenses

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

	Six Months Ended June 30, 2011

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	Provision	Loss
GAAP	$169,002	$184,030	($15,028)	$883	($16,979)

Amortization of intangible assets	1,351	(4,306)	5,657		5,657
Restructuring recoveries, net		2,379	(2,379)		(2,379)
Acquisition-related costs (a)		(200)	200		200
Legal settlement (a)		(192)	192		192
Loss on sales of assets		(597)	597		597
Tax adjustment				300	(300)
Stock-based compensation included in:
Cost of products revenues	249		249		249
Cost of services revenues	545		545		545
Research and development expenses		(899)	899		899
Marketing and selling expenses		(2,574)	2,574		2,574
General and administrative expenses		(3,995)	3,995		3,995

Non-GAAP	$171,147	$173,646	($2,499)	$1,183	($4,750)

Weighted-average shares outstanding - diluted					38,323

Non-GAAP net income per share - diluted					($0.12)

	Six Months Ended June 30, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	Provision	Loss
GAAP	$159,919	$185,741	($25,822)	$464	($26,388)

Amortization of intangible assets	1,912	(5,274)	7,186		7,186
Restructuring and other costs, net (b)		(5,347)	5,347		5,347
Acquisition-related costs (a)		(769)	769		769
Tax adjustment				455	(455)
Stock-based compensation included in:
Cost of products revenues	386		386		386
Cost of services revenues	535		535		535
Research and development expenses		(1,198)	1,198		1,198
Marketing and selling expenses		(2,075)	2,075		2,075
General and administrative expenses		(2,792)	2,792		2,792

Non-GAAP	$162,752	$168,286	($5,534)	$919	($6,555)

Weighted-average shares outstanding - diluted					37,714

Non-GAAP net loss per share - diluted					($0.17)

(a)	Represents costs included in general and administrative expenses
(b)	Includes costs of $3.7 million related to exiting our former Tewksbury, Massachusetts headquarters lease

Revenue Summary:
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Video revenues	$96,262	$93,521	$190,882	$177,874
Audio revenues	65,082	68,639	136,785	140,242
Total net revenues	$161,344	$162,160	$327,667	$318,116

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

	June 30,	December 31,
	2011	2010
ASSETS:
Current assets:
Cash and cash equivalents	$37,557	$42,782
Accounts receivable, net of allowances of $15,400 and $17,149
at June 30, 2011 and December 31, 2010, respectively	98,386	101,171
Inventories	129,795	108,357
Deferred tax assets, net	1,144	1,068
Prepaid expenses	7,628	7,688
Other current assets	15,622	16,130
Total current assets	290,132	277,196

Property and equipment, net	59,254	62,519
Intangible assets, net	24,625	29,750
Goodwill	247,520	246,997
Other assets	11,065	10,109

Total assets	$632,596	$626,571

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Borrowings under revolving credit facilities	$13,000	$ -
Accounts payable	44,777	47,340
Accrued compensation and benefits	31,834	41,101
Accrued expenses and other current liabilities	35,560	40,986
Income taxes payable	2,801	4,640
Deferred revenues	49,341	40,585
Total current liabilities	177,313	174,652

Long-term liabilities	28,036	25,309
Total liabilities	205,349	199,961

Stockholders' equity:
Common stock	423	423
Additional paid-in capital	1,012,348	1,005,198
Accumulated deficit	(515,963)	(495,254)
Treasury stock at cost, net of reissuances	(84,834)	(91,025)
Accumulated other comprehensive income	15,273	7,268
Total stockholders' equity	427,247	426,610

Total liabilities and stockholders' equity	$632,596	$626,571

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net loss	($11,862)	($12,906)	($16,979)	($26,388)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,903	8,194	15,875	16,497
Provision for (recoveries of) doubtful accounts	315	160	459	(10)
Non-cash provision for restructuring	-	249	125	249
Loss on sales of assets	597	-	597	-
Gain on disposal of fixed assets	(1)	(33)	(6)	(46)
Compensation expense from stock grants and options	4,525	3,664	8,262	6,986
Unrealized foreign currency transaction losses (gains)	2,705	(2,684)	6,490	(5,248)
Changes in deferred tax assets and liabilities, excluding initial effects of acquisitions	(4)	(250)	(4)	(250)
Changes in operating assets and liabilities, excluding initial effects of acquisitions:
Accounts receivable	(2,864)	(15,028)	2,228	(17,521)
Inventories	(4,695)	(3,959)	(21,438)	1,744
Prepaid expenses and other current assets	1,738	5,358	(208)	5,269
Accounts payable	(2,732)	18,117	(2,625)	20,920
Accrued expenses, compensation and benefits, and other liabilities	(2,107)	(2,880)	(16,246)	(18,482)
Income taxes payable	(1,427)	(1,172)	(2,031)	(967)
Deferred revenues	672	786	11,815	8,346
Net cash used in operating activities	(7,237)	(2,384)	(13,686)	(8,901)

Cash flows from investing activities:
Purchases of property and equipment	(2,534)	(12,500)	(6,078)	(22,509)
(Increase) decrease in other long-term assets	(350)	(214)	(574)	67
Payments for business acquisitions, net of cash acquired	-	(10,921)	-	(27,008)
Purchases of marketable securities	-	(500)	-	(2,250)
Proceeds from sales of marketable securities	-	1,000	-	19,605
Net cash used in investing activities	(2,884)	(23,135)	(6,652)	(32,095)

Cash flows from financing activities:
Proceeds from (payments related to) the issuance of common stock under employee stock plans, net	1,222	405	1,349	(322)
Proceeds from revolving credit facilities	13,000	-	21,000	-
Payments on revolving credit facilities	-	-	(8,000)	-
Net cash provided by (used in) financing activities	14,222	405	14,349	(322)

Effect of exchange rate changes on cash and cash equivalents	236	(1,828)	764	(3,406)
Net increase (decrease) in cash and cash equivalents	4,337	(26,942)	(5,225)	(44,724)
Cash and cash equivalents at beginning of period	33,220	73,735	42,782	91,517
Cash and cash equivalents at end of period	$37,557	$46,793	$37,557	$46,793